EXHIBIT 32.2

Certification of Chief Financial Officer of EarthBlock Technologies, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.

I, James E. Hines the Chief Financial Officer of EarthBlock Technologies, Inc. hereby certify that to my knowledge, EarthBlock Technologies, Inc. quarterly report on Form 10-QSB for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of EarthBlock Technologies, Inc.

Date: May 16, 2005

EARTHBLOCK TECHNOLOGIES, INC. BY: /s/ James E. Hines James E. Hines Chief Financial Officer